UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 7, 2004
NET 1 U.E.P.S. TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
Florida
000-31203
65-0903895
(State or other jurisdiction (Commission File Number) (IRS Employer of incorporation) Identification No.)
President Place, 4
th
Floor, Cnr. Jan Smuts and Bolton Avenue
Rosebank, Johannesburg, South Africa
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code: 011-27-11-343-2001
Suite 325-744 West Hastings Street,
Vancouver British Columbia, Canada V6C 1A5
(Former name or former address, if changed since last report)
1

Amendment No. 1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

On June 9, 2004, Net 1 U.E.P.S Technologies, Inc., a Florida Corporation ("Net 1" or "the Company"), filed a Current Report on Form 8-K with the Securities and Exchange Commission, including the Company's press release in which it announced the completion on June 7, 2004 of the acquisition of Net 1 Applied Technology Holdings Limited ("Aplitec").

On July 16, 2004 Net 1 filed a Current Report on Form 8-K announcing that, subsequent to completion of the aforementioned acquisition, 99.2% of Aplitec shareholders had elected the reinvestment option as of June 28, 2004. As a result, Aplitec is deemed to be the accounting acquirer of Net 1 and the transaction will be accounted for as a reverse acquisition.

This Amendment No. 1 ("Amendment") on Form 8-K/A amends the Current Report on Form 8-K of the Company filed on July 16, 2004. In that report, the Company indicated that it would file the information required under Item 7 of Form 8-K as soon as practicable, and in any event within the required time limits. The Company is filing the Amendment to provide Aplitec historical financial statements and pro forma financial information, and hereby amends Item 7, in it is entirety, as set forth below.

a) Financial statements of business acquired,

The following financial statements of Aplitec are filed with this report as Exhibit 99.1:

1) Report of independent auditors to the shareholders of Aplitec.
2) Audited consolidated financial statements of Aplitec, which comprise balance sheets for the two years ended June 30, 2003 and the related statements of operations, statements of stockholders' equity and cash flow statements for the three years ended June 30, 2003.

3) Unaudited interim financial information of Aplitec for the nine month period ended
     March 31, 2004.

2

b) Pro forma financial information,
The following unaudited pro forma financial information is filed with this report as Exhibit 99.2:
1) Unaudited pro forma condensed consolidated balance sheet as of March
31, 2004.
2) Unaudited pro forma condensed consolidated income statement for the nine months ended March 31, 2004.
c) Exhibits,
99.1 Historical financial statements of Aplitec.
99.2 Unaudited pro forma consolidated financial information.
3

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NET 1 U.E.P.S. TECHNOLOGIES, INC.
(Registrant)
By: /s/ Serge Belamant
Serge Belamant, Chief Executive Officer
Dated: August 23, 2004
4

NET 1 U.E.P.S. TECHNOLOGIES INC.

FORM 8-K/A REPORT

INDEX TO EXHIBITS

Exhibit
No.

Description

99.1

Financial statements and related notes of Aplitec, together with the report of Fisher Hoffman PKF, for the years ended June 2003, 2002 and 2001 and unaudited financial statements and related notes of Aplitec for the nine months ended March 31, 2004

99.2

Unaudited Pro Forma Consolidated Financial Statements

5

REPORT OF THE INDEPENDENT AUDITORS
TO THE MEMBERS OF NET1 APPLIED TECHNOLOGY HOLDINGS LIMITED
We have audited the accompanying consolidated balance sheets of Net1 Applied Technology Holdings Ltd and subsidiaries as of June 30, 2003, 2002 and 2001, and the related consolidated statements of income, cash flows and stockholders' equity for each of the three years in the period ended June 30, 2003. These financial statements are the responsibility of the Corporation's directors. Our responsibility is to express an opinion on these financial statements based on our audits.
Scope
We conducted our audits in accordance with auditing standards generally accepted in South Africa and the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit includes:
• examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements;
• assessing the accounting principles used and significant estimates made by management;
• evaluation the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.
AUDIT OPINION
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Net1 Applied Technology Holdings Limited and subsidiaries as of June 30, 2003, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended June 30, 2003, in conformity with accounting principles generally accepted in the United States of America.
FISHER HOFFMAN PKF (JHB) INC
Chartered Accountants (SA)
Registered Accountants and Auditors
November 30, 2003

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
CONSOLIDATED BALANCE SHEETS
AS AT JUNE 30, 2003 AND 2002
2003
2002
$ '000
$ '000
ASSETS
CURRENT
Cash and cash equivalents
54,313
32,150
Accounts receivable (net of allowances of -
2003: $6,797 ;2002: $4,093)
20,614
10,691
Deferred income taxes
2,933
1,154
Inventory
845
1,485
78,705
45,480
PROPERTY, PLANT, & EQUIPMENT
8,017
2,972
GOODWILL
8,046
5,088
INTANGIBLE ASSETS
3,591
2,956
98,359
56,496
LIABILITIES
CURRENT
Accounts payable
16,459
7,162
Income taxes payable
3,402
3,016
19,861
10,178
DEFERRED INCOME TAXES
7,994
4,278
COMMITMENTS (Note 11)
-
-
MINORITY INTERESTS
-
316
27,855
14,772
SHAREHOLDERS' EQUITY
COMMON SHARES
Authorized: 500,000,000 with $0.001 par value;
Issued and outstanding shares: 236,977,187
39
38
ADDITIONAL PAID-IN-CAPITAL
40,538
39,356
RETAINED EARNINGS (DEFICIT)
30,889
21,697
OTHER COMPREHENSIVE INCOME (LOSS)
(962)
(19,367)
70,504
41,724
98,359
56,496

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED JUNE 30, 2003, 2002 AND 2001
2003
2002
2001
$ '000
$ '000
$ '000
REVENUE
74,924
51,793
73,243
COST OF SALES
25,935
14,170
21,983
GROSS PROFIT
48,989
37,623
51,260
OTHER OPERATING INCOME
593
184
160
ADMINISTRATION EXPENSES
7,957
6,189
9,284
DISTRIBUTION COSTS
680
276
339
OTHER OPERATING EXPENSES
21,678
18,484
27,156
OPERATING INCOME
19,267
12,858
14,641
INTEREST INCOME, net
2,600
1,381
1,443
INCOME BEFORE INCOME TAXES
AND MINORITY INTEREST
21,867
14,239
16,084
INCOME TAX EXPENSE
9,473
5,554
7,100
MINORITY INTEREST
452
167
915
NET INCOME FROM CONTINUING
OPERATIONS BEFORE EXTRAORDINARY ITEM AND
CUMULATIVE EFFECT OF AN ACCOUNTING CHANGE
11,942
8,518
8,069
EXTRAORDINARY ITEM
857
-
-
CUMULATIVE EFFECT OF AN ACCOUNTING CHAN
318
-
-
NET (LOSS) INCOME FOR THE YEAR
13,117
8,518
8,069
Basic earnings per share, in cents
Common stock 5.5 3.7 3.6
Special convertible preferred shares 5.5 3.7 3.6
Diluted earnings per share, in cents
Common stock - 3.7 3.6
Special convertible preferred shares - 3.7 3.6

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
STATEMENTS OF STOCKHOLDER EQUITY
FOR THE YEARS ENDED JUNE 30, 2003, 2002 AND 2001
Number
Amount
Additional
Other
of                                        Paid-in
Retained
Comprehensive
Comprehensive
Shares
Capital
Earnings
Income
Total
Income
'000
'000
'000
'000
'000
'000
'000
Balance - July 1, 2000 161,716,485 $33 $28,217 $7,641 -$2,401 $33,490
Stock issued during the year 25,417,654 4 8,752 8,756
Stock compensation charge 1,476 1,476
Net Income 8,069 8,069 8,069
Movement in Foreign Currency Translation Reserve (6,758) (6,758) (6,758)
Balance - July 1, 2001 187,134,139 37 38,445 15,710 (9,159) $45,033 1,311
Stock issued during the year 2,972,136 1 527 528
Stock compensation charge 384 384
Net Income 8,518 8,518 8,518
Dividends declared (2,531) (2,531)
Movement in Foreign Currency Translation Reserve (10,208) (10,208) (10,208)
Balance - June 30, 2002 190,106,275 38 39,356 21,697 (19,367) 41,724 (1,690)
Stock issued during the year 2,860,863 1 569 570
Stock compensation charge 613 613
Net Income 13,117 13,117 13,117
Dividends declared (3,925) (3,925)
Movement in Foreign Currency Translation Reserve 18,405 18,405 18,405
Balance - June 30, 2003 192,967,138 $39 $40,538 $30,889 -$962 $70,504 $31,522
Common Stock

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF CASH FLOW
FOR THE YEARS ENDED JUNE 30, 2003, 2002 AND 2001
2003
2002
2001
$ '000
$ '000
$ '000
Cash flows from operating activities
Cash received from customers
70,768
72,059
78,321
Cash paid to suppliers and employees
-49,487
-57,501
-31,559
Interest received
8,065
3,260
11,940
Finance costs paid
-5,465
-1,879
-954
Income taxes paid
-6,237
-4,186
-38,743
Net cash provided by operating activities
17,644
11,753
19,005
Cash flows from investing activities
Capital expenditures
-6,712
-1,919
-3,640
Proceeds from disposal of property, plant and equipment
314
624
37
Cash inflow from disposal of business
-
-
-9
Acquisition of minority interests/subsidiaries
-995
415
-783
Net cash used in investing activities
-7,393
-880
-4,395
Cash flows from financing activities
Proceeds from issue of share capital
570
528
5,367
Repayment of interest bearing borrowings
-546
Dividends paid
-2,836
-
-
Net cash used in financing activities
-2,266
528
4,821
Effect of exchange rate changes on cash
14,178
-6,284
-2,570
Net increase in cash and cash equivalents
22,163
5,117
16,861
Cash and cash equivalents - beginning
32,150
27,033
10,172
Cash and cash equivalents at end of year
54,313
32,150
27,033

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
Notes to the Financial Statements
For the years ended June 30, 2003, June 30, 2002, and June 30, 2001
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
1.
DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION
Description of Business
Net 1 UEPS Technologies, Inc. (the "Company") was incorporated in the State of Florida on May 8, 1997 and is engaged in the business of commercializing the smart card technology based Universal Electronic Payment System ("UEPS") and Funds Transfer System ("FTS") through the development of strategic alliances with national and international bank and card service organizations.
Net 1 Applied Technology Holdings Limited ("Aplitec") is a holding company established and existing under the laws of South Africa. The Company's subsidiaries employ specialized smart card technologies to add efficiency to commercial activities requiring money transfers, payment systems, and other electronic data applications. Through its subsidiaries, Aplitec is involved in the administration, management and payment of social welfare grants and handles the payment of pensions on behalf of the government in five of the nine provinces of South Africa. Aplitec also operates micro-lending businesses, operating more than 100 branches throughout South Africa and develops, markets and licenses administrative and payment solutions for the micro-lending industry. In addition, Aplitec provides financial services to its customers through its proprietary smart card platform and provides technical, operational, business support and outsourcing services to companies.
Basis of Presentation
June 28, 2004, Net 1 Applied Technologies South Africa Limited ("New Aplitec"), a holding company established and existing under the laws of South Africa, completed a transaction whereby it acquired substantially all of the assets and liabilities of Aplitec for R825,641,638 (the "net purchase price"). The net purchase price together with the cash retained in Aplitec was distributed as an advanced distribution to Aplitec shareholders.
Consequently, as a result of the transaction, the former shareholders of Aplitec obtained a majority voting interest in the Company. Generally accepted accounting principles require that the company whose shareholders retain a majority interest in a combined business be treated as the acquirer for accounting purposes. Consequently, this transaction has been accounted for as a reverse acquisition. Accordingly, the financial statements of Aplitec prior to the acquisition date represent the financial position and results of operations of the Company. Although Aplitec is deemed to be the acquiring company for financial and reporting purposes, the legal status of the Company as the surviving corporation has not changed.
2           SIGNIFICANT
ACCOUNTING
POLICIES
Basis of presentation
The accompanying consolidated financial statements of the Company include all majority owned subsidiaries over which the Company exercises control and have been prepared in accordance with accounting principles generally accepted in the United States of America.
Principles of consolidation
The financial statements of entities which are controlled by the Company, referred to as subsidiaries, are consolidated. Inter-company accounts and transactions are eliminated upon consolidation.

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
Notes to the Financial Statements
For the years ended June 30, 2003, June 30, 2002, and June 30, 2001
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
2
SIGNIFICANT ACCOUNTING POLICIES (continued)
Use of estimates
These financial statements have been prepared in accordance with generally accepted accounting principles and necessarily include amounts based on estimates and assumptions by management. Actual results could differ from these amounts. Significant estimates includes amounts for income taxes, valuation of goodwill and intangible assets, and accounts receivable exposures.
Property, plant and equipment
Property, plant and equipment are shown at cost less accumulated depreciation. Property, plant and equipment are depreciated on the straight-line basis at rates which are estimated to amortize the assets to their anticipated residual values over their useful lives. Within the following asset classifications, the expected economic lives are approximately:
Computer equipment 3 years
Office equipment 3 years
Vehicles 4 to 5 years
Furniture and fittings 5 to 10 years
The gain or loss arising on the disposal or retirement of an asset is determined as the difference between the sales proceeds and the carrying amount of the asset and is recognised in income.
Leasehold improvement costs
Costs incurred in the adaptation of leased properties to serve the requirements of the Company are capitalized and amortized over the shorter of the term of the lease and the contract for which the lease has been entered into. Where the Company is required to restore a property to its original condition upon termination of a lease, the related costs are expensed as incurred.
Income taxes
The Company provides for income taxes using the asset and liability method. This approach recognizes the amount of taxes payable or refundable for the current year, as well as deferred tax assets and liabilities for the future tax consequence of events recognized in the financial statements and tax returns. Deferred income taxes are adjusted to reflect the effects of changes in tax laws or enacted tax rates. The tax rate in South Africa varies depending on whether income is distributed. The income tax rate is currently 30%, but upon distribution an additional tax (Secondary Tax on Companies, or "STC") of 12.5% is due based on the amount of dividends declared net of dividends received during a dividend cycle. The Company therefore measures its income taxes and deferred income taxes using a combined rate of 37.78%.
In establishing the appropriate income tax valuation allowances, the Company assesses the realizability of its net deferred tax assets, and based on all available evidence, both positive and negative, determines whether it is more likely than not that the net deferred tax assets or a portion thereof will be realized.

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
Notes to the Financial Statements
For the years ended June 30, 2003, June 30, 2002, and June 30, 2001
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
2
SIGNIFICANT ACCOUNTING POLICIES (continued)
Goodwill
Goodwill represents the excess of the purchase price of an acquired enterprise over the fair values of the identifiable assets acquired and liabilities assumed. Effective July 1, 2002, the Company tests for impairment of goodwill on an annual basis and at any other time if events or circumstances change that would more likely than not reduce the fair value of the reporting unit goodwill below its carrying amount.
Circumstances that could trigger an impairment test include but are not limited to: a significant adverse change in the business climate or legal factors; an adverse action or assessment by a regulator; unanticipated competition; loss of key personnel; the likelihood that a reporting unit or significant portion of a reporting unit will be sold or otherwise disposed; and, results of testing for recoverability of a significant asset group within a reporting unit.
If the carrying amount of the reporting unit goodwill exceeds the implied fair value of that goodwill, an impairment loss is recorded in net income. Measurement of the fair value of a reporting unit is based on one or more of the following fair value measures including: amounts at which the unit as a whole could be bought or sold in a current transaction between willing parties; using present value techniques of estimated future cash flows; or using valuation techniques based on multiples of earnings or revenue, or a similar performance measure.
Intangible assets
Intangible assets are shown at cost less accumulated amortization and are amortized over their useful lives, which is estimated at ten years. Intangible assets are periodically evaluated for recoverability, and those evaluations take into account events or circumstances that warrant revised estimates of useful lives or that indicate that an impairment exists.
Inventory
Inventory is valued at the lower of cost and market. Cost is determined on a first-in, first-out basis and includes transport and handling costs.
Translation of foreign currencies
The functional currency of the Company is the South African Rand and its reporting currency is the United States dollar. The current rate method is used to translate the financial statements of the Company to United States Dollars. Under the current rate method, assets and liabilities are translated at the exchange rates in effect at the balance sheet date. Revenues and expenses are translated at average rates for the period. Translation gains and losses are reported in accumulated other comprehensive income in shareholders' equity.
Foreign exchange transactions are translated at the spot rate ruling at the date of the transaction. Monetary items are translated at the closing spot rate at the balance sheet date. Transactional gains and losses are recognized in income for the period.
Revenue recognition
Fees and commissions
The Company provides a State pension and welfare benefit distribution service to provincial governments in South Africa. Fees are computed based on the number of beneficiaries included in the Government payfile. Fee income received for these services is recognized in the income statement when distributions have been made.

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
Notes to the Financial Statements
For the years ended June 30, 2003, June 30, 2002, and June 30, 2001
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
2
SIGNIFICANT ACCOUNTING POLICIES (continued)
The Company provides an automated payment collection service to third parties, for which it charges monthly fees. These fees are recognized in the income statement as the collections are made.
Interest income
Interest income earned from micro-lending activities is recognized in the income statement as it falls due, using the effective interest rate method by reference to the constant interest rate stated in each loan agreement.
Capital and interest that is in arrears and determined to be doubtful is provided for in full if the capital outstanding has not been insured. The Company insures against losses of capital related to certain loans. For these loans, provision is made for the amount of interest previously recognized in the income statement if it is determined that the interest outstanding will not be collected.
Systems implementation projects
The Company undertakes smart card system implementation projects. The hardware and software installed in these projects are in the form of customized systems, which ordinarily involve modification to meet the customer's specifications. Software delivered under such arrangements is available to the customer permanently, subject to the payment of annual license fees. Revenue for such arrangements is recognized under the completed contract method, no income and profit being recognized until the contract is completed, save for annual license fees, which are recognized in the period to which they relate. Up-front and interim payments received are recorded as client deposits until customer acceptance.
Other income
Revenue from service and maintenance activities is charged to customers on a time-and- materials basis and is recognized in the income statement as services are delivered to customers.
Research and development expenditure
Research and development costs are charged to net income in the periods in which they are incurred.
Loan provisions
A specific provision is established for all loans where it is considered likely that some of the capital and interest will not be repaid by the borrower. Where the loan capital is insured, the amount due to be recovered from the insurer is recorded as a receivable. Default is taken to be likely after a specified period of repayment default, which is generally taken to be not more than 150 days. This assessment is made based on previous experience and on management judgement of economic conditions.

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
Notes to the Financial Statements
For the years ended June 30, 2003, June 30, 2002, and June 30, 2001
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
2
SIGNIFICANT ACCOUNTING POLICIES (continued)
Stock-based compensation
The Company accounts for stock-based compensation under the expense recognition provisions of APB 25 and provides disclosures of pro-forma stock compensation expense in accordance with SFAS 123. Included in net income for the Company's share option plan under APB 25 was a charge of $0.6 million (2002: $0.4 million; 2001: $1.4 million). Had compensation expense for share options granted under the stock option plan been determined based on fair value at the grant dates consistent with the method required in accordance with SFAS 123, the Company's net income and earnings per share in accordance with US GAAP for 2001, 2002 and 2003 would have been as presented in the pro-forma disclosures below:
2003
2002
2001
Net income ................................. $13,117 $8,518         $8,069
Add back: stock-based compensation expense
included in reported net income, net of related tax effects ......
613 385 1,476
Deduct: total stock-based compensation
expense determined under fair value based method for all awards, net of related tax effects
(100) (209)           (585)
Pro-forma net income.................. $13,630 $ 8,694 $8,960
Earnings per share, basic and diluted ($):
Basic, as reported ........................ 0.06 0.04           0.04
Basic, pro forma.......................... 0.06 0.04           0.04
Weighted average assumptions:
Risk-free interest rate .................. 14.00% 13.00% 12.00%
Dividend yield............................. 0.00%            0.00%        0.00%
Stock volatility ............................ 67.82%          67.82% 67.82%
Average expected life (years)...... 2.15 2.15 2.15
Recent pronouncements not yet adopted as of June 30, 2003
In August 2001, the FASB issued SFAS No. 143, Accounting for Obligations, Associated with the Retirement of Long-Lived Assets (SFAS 143). SFAS 143 establishes accounting standards for recognition and measurement of a liability at fair value for an asset retirement obligation and an addition to the associated asset retirement cost. The accretion of interest expense each period is subsequently recorded as an expense and added to the liability. SFAS 143 is effective for fiscal years beginning after June 15, 2002. The Company adopted SFAS 143 on July 1, 2003 and is currently evaluating the impact it will have on its results of operations and financial position. However, the Company does not believe that the adoption of SFAS 143 will have a material impact on its results of operations and financial position.

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED Notes to the Financial Statements
For the years ended June 30, 2003, June 30, 2002, and June 30, 2001 (All amounts stated in thousands of United States Dollars, unless otherwise stated)
2
SIGNIFICANT ACCOUNTING POLICIES (continued)
In November 2002, the EITF reached a final consensus related to Revenue Arrangement with Multiple Deliverables (EITF 00-21). The consensus requires that revenue arrangements with multiple deliverables should be divided into separate units of accounting if (a) a delivered item has value to the customer on stand alone basis, (b) there is objective and reliable evidence of the fair value of the undelivered item and (c) if the arrangement includes a general right of return, delivery or performance of the undelivered items is considered probable and substantially in the control of the vendor. Arrangement consideration should be allocated among the separate units of accounting based on their relative fair value and appropriate revenue recognition criteria would be applied to each separate unit of accounting. The Company has not yet determined what effect, if any, EITF 00-21 would have on revenue and net income determined in accordance with US GAAP. The EITF agreed the effective date for the consensus will be for all revenue arrangements entered into in fiscal periods beginning after June 15, 2003, with early adoption permitted. The Company is still evaluating the impact of this EITF on its financial statements. This EITF will be effective for the Company for revenue arrangements entered into after July 1, 2004.
In January 2003, the FASB issued FASB Interpretation No. 46, Consolidation of Variable Interest Entities - and Interpretation of ARB No. 51 (FIN 46). This interpretation of Accounting Research Bulletin No. 51, Consolidated Financial Statements, addresses consolidation by business enterprises of variable interest entities, which have one or both of the following characteristics:
1. The equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, which is provided through other interest that will absorb some or all of the expected losses of the entity.
2.
The equity investors lack one or more of the following essential characteristics of a controlling financial interest:
(a)
The direct or indirect ability to make decisions about the entity's activities through voting rights or similar rights.
(b) The obligation to absorb the expected losses of the entity if they occur, which makes it possible for the entity to finance its activities.
(c) The right to receive the expected residual returns of the entity if they occur, which is the compensation for the risk of absorbing the expected losses.
FIN 46 applies immediately to variable interest entities created after January 31, 2003, and to variable interest entities in which an enterprise obtains an interest after that date. It applies in the first fiscal year or interim period beginning after June 15, 2003, to variable interest entities in which an enterprise holds a variable interest that it acquired before February 1, 2003. The Interpretation applies to public enterprises as of the beginning of the applicable interim or annual period.
FIN 46 may be applied prospectively with a cumulative-effect adjustment as of the date on which it is first applied or by restating previously issued financial statements for one or more years with a cumulative-effect adjustment as of the beginning of the first year restated. The Company is still evaluating the impact of this interpretation on its financial statements. However, the Company does not believe that the adoption of FIN 46 will have a material impact on its results of operations and financial position.

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
Notes to the Financial Statements
For the years ended June 30, 2003, June 30, 2002, and June 30, 2001 (All amounts stated in thousands of United States Dollars, unless otherwise stated)
2
SIGNIFICANT ACCOUNTING POLICIES (continued)
In April 2003 the FASB issued SFAS No. 149, Amendment of SFAS No. 133 on Derivative Instruments and Hedging Activities (SFAS 149). SFAS 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS 133. In particular, it (1) clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative as discussed in SFAS 133, (2) clarifies when a derivative contains a financing component, (3) amends the definition of an underlying to conform it to the language used in FIN 45 and (4) amends certain other existing pronouncements.
SFAS 149 is effective for contracts entered into or modified after June 30, 2003, except as stated below and for hedging relationships designated after June 30, 2003.
The provisions of SFAS 149 that relate to SFAS 133 Implementation Issues that have been effective for fiscal quarters that began prior to June 15, 2003, should continue to be applied in accordance with their respective effective dates. In addition, certain provisions relating to forward purchases or sales of when-issued securities or other securities that do not yet exist, should be applied to existing contracts as well as new contracts entered into after June 30, 2003. SFAS 149 should be applied prospectively.
The Company does not expect that the adoption of this Statement will have a material impact on its results of operations and financial position.
In May 2003 the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity (SFAS 150). SFAS 150 modifies the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. SFAS 150 requires that those instruments be classified as liabilities in statements of financial position.
SFAS 150 affects an issuer's accounting for three types of freestanding financial instruments, namely:
• Mandatorily redeemable shares, which the issuing company is obligated to buy back in exchange for cash or other assets.
• Financial instruments, other than outstanding shares, that do or may require the issuer to buy back some of its equity shares in exchange for cash or other assets.
• Unconditional obligations that can be settled with equity shares, the monetary value of which is fixed, tied solely or predominantly to a variable such as a market index, or varies inversely with the value of the issuer's equity shares.
SFAS 150 does not apply to features embedded in financial instruments that are not derivatives in their entirety.
In addition to its requirements for the classification and measurement of financial instruments within its scope, SFAS 150 also requires disclosures about alternative ways of settling such instruments and the capital structure of entities, all of whose shares are mandatorily redeemable.

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
Notes to the Financial Statements
For the years ended June 30, 2003, June 30, 2002, and June 30, 2001
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
2 SIGNIFICANT ACCOUNTING POLICIES (continued)
SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The Company is currently evaluating the impact of SFAS 150 on its results of operations and financial position.
2003
2002
3. PROPERTY, PLANT AND EQUIPMENT
Cost:
Computer equipment
$     11,444 $    5,214
Furniture and office equipment
2,407                      1,998
Motor vehicles
7,979                      3,398
21,830 10,610
Accumulated depreciation:
Computer equipment
8,247                      3,784
Furniture and office equipment
1,329                      1,373
Motor vehicles
4,237                      2,481
13,813                      7,638
Carrying amount:
Computer equipment
3,197                      1,430
Furniture and office equipment
1,078                         625
Motor vehicles
3,742                         917
$ 8,017 $ 2,972
4. GOODWILL AND INTANGIBLE ASSETS
On July 1, 2002 the Company adopted SFAS 142 for US GAAP purposes, which required that goodwill and certain intangible assets with indefinite useful lives, including those recorded in past business combinations, no longer be amortized, but instead be tested for impairment at least annually. The standard also required the completion of a transitional impairment test with any resulting impairment identified treated as a cumulative effect of a change in accounting principle.
Prior to SFAS 142, the Company assessed goodwill for impairment based on the guidance in Accounting Principles Board Opinion No. 17, Intangible Assets and SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of and had to evaluate the periods of amortization continually to determine whether later events and circumstances warranted revised estimates of useful lives; impairment had to be recognized when the carrying amount exceeded the fair market value of the asset.
In connection with the adoption of SFAS 142, the Company completed a transitional impairment test of its goodwill. Fair value was determined based on discounted cash flows using reasonable and appropriate assumptions that are consistent with internal forecasts. As a result, the Company determined that goodwill was not impaired and that no adjustment was required.

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
Notes to the Financial Statements
For the years ended June 30, 2003, June 30, 2002, and June 30, 2001
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
4. GOODWILL AND INTANGIBLE ASSETS (continued)
Summarized below is the carrying value and accumulated amortization of the intangible asset that will continue to be amortized under SFAS 142, as well as the carrying amount of goodwill, which will no longer be amortized.
2003
2002
Gross
carrying
value
Accumulated
amortization
Net
carrying
value
Gross
carrying
value
Accumulated
amortization
Net
carrying
value
Goodwill .............................. $12,085
$(4,039)
$8,046
$7,998
$(2,910)
$5,088
Finite-lived intangible
assets:
FTS patent............................ $5,129
$(1,539)
$3,591
$3,695
$(739)
$2,956
The Company obtained its patent for the Funds Transfer System (FTS) on its acquisition of Net 1 Investment Holdings (Proprietary) Limited ("Net 1 Holdings") on July 12, 2000. 100% of Net 1 Holdings' issued share capital was acquired for approximately $3.2 million, which was satisfied through the issuance of 9,750,000 of the Company's common shares. Net 1 Holdings was a holding company that did not generate significant revenues or expenses and did not have significant assets or liabilities other than the FTS patent rights for South Africa and surrounding territories, on which the Company's smart card applications are based.
Aggregate amortization expense on the FTS patent for the year ended June 30, 2003 was approximately $0.5 million. The Company estimates amortization expense to be approximately $0.5 million each year for the next five years. Actual amortization expense to be reported in future periods could differ from these estimates as a result of new intangible asset acquisitions, changes in useful lives and other relevant factors.
As required by SFAS 142, the standard has not been retroactively applied to the results for the period prior to adoption. Net profit on a pro-forma basis, as if SFAS 142 had been adopted as of July 1, 2000, is presented below:
2003
2002
2001
Reported net profit ......................................................... $ 13,117
$ 8,518
$ 8,069
Add back: goodwill amortization.......................................
_
_
865
1,132
Recognition of negative goodwill ......................................
_
_
(706)
Adjusted net profit ......................................................... $ 13,117
$ 9,383
$ 8,495
5. INCOME TAXES
The following is a reconciliation of income taxes, calculated at the statutory South African income tax rate, to the income tax provision included in the accompanying statements of income for each of the years ended June 30:
2003
2002
2001
Income tax provision
Current provision
$10,635
$5,757
$7,525
Deferred benefit
-1,162
-203
-425
Income tax provision
9,473
5,554
7,100
Income tax rate reconciliation
Income taxes at statutory South African tax rates
37.78%
37.78%
37.78%
Permanent items
5.54%
1.23%
6.36%
Income tax provision
43.32%
39.01%
44.14
Current
48.63%
40.43%
46.79%
Deferred
-5.31%
-1.42%
-2.65%

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
Notes to the Financial Statements
For the years ended June 30, 2003, June 30, 2002, and June 30, 2001
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
5. INCOME TAXES (continued)
The following table shows the significant components included in deferred income taxes as at June 30:
2003
2002
Assets:
Assessed losses
$ 1,431
$ 1,027
Prepaid expenses
(1,365)
(395)
Provisions and accruals
2,833
497
Other
34
24
2,933 1,154
Liabilities:
FTS patent
1,356
1,117
Capitalised development costs
(167)
(120)
Property, plant and equipment
(98)
(71)
STC Liability
6,756
3,330
Other
147
22
7,994
4,278
Net deferred income tax liabilities
$5,061
$3,124
6. STOCK-BASED COMPENSATION
The movement in stock-based awards outstanding during the three years ended June 30, 2003 is summarized in the following table:
2003
2002
2001
No. of
shares
under
option
Weighted
average
exercise
price
No. of
shares
under
option
Weighted
 average
exercise
price
No. of
shares
under
option
Weighted
 average
exercise
price
Outstanding at
beginning of year 3,550,008 $0.16 7,250,000         $0.15 11,025,000 $0.19
Granted - - - -
-
-
Exercised 3,513,341 $0.16 3,649,992 0.15 3,625,000 0.19
Lapsed or otherwise
forfeited 36,667 - 50,000 - 150,000 0.19
Outstanding at end of
year
- - 3,550,008         $0.15 7,250,000 $0.19
Exercisable at end of
year - - - - - -

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
Notes to the Financial Statements
For the years ended June 30, 2003, June 30, 2002, and June 30, 2001
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
7. TRADE AND OTHER RECEIVABLES
2003
2002
Trade and other receivables, gross
$ 27,411 $ 14,784
Allowance for doubtful accounts, beginning of year
5,682 2,428
Additional provisions charged to the income
statement
1,122 1,859
Amounts utilized
(7) (194)
Allowance for doubtful accounts, end of year
6,797 4,093
Trade and other receivables, net
$ 20,614 $ 10,691
8. TRADE AND OTHER PAYABLES
2003
2002
Trade payables
$ 6,189 $ 2,257
Accruals
4,404 1,799
Value-added tax payable
661 350
Other payables
2,629 1,748
Provisions
2,576 1,008
$ 16,459 $ 7,162
9. REVENUE
2003
2002
2001
Sale of goods
$ 7,979 $ 6,216 $ 13,006
Services rendered
66,945 45,577 60,237
$ 74,924 $ 51,793 $ 73,243
10. EARNINGS PER SHARE
Basic earnings per common share has been calculated by dividing the net income, before and after the extraordinary item and the cumulative effect of a change in accounting principle, by the weighted average number of common shares outstanding during each period. Diluted earnings per share has been calculated to give effect to the number of additional common shares that would have been outstanding if the potential common shares that were dilutive had been issued in each period.
The following table details the weighted average number of common shares outstanding for the years ended June 30.
2003
2002
2001
`000             `000
`000
Weighted average number of shares - basic....... 236,977       230,001           225,004
Weighted average effect of dilutive securities:
Employee stock options................................. 0            1,261              1,824
Weighted average number of shares - diluted.... 236,977       231,262          226,828

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
Notes to the Financial Statements
For the years ended June 30, 2003, June 30, 2002, and June 30, 2001
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
11. COMMITMENTS AND CONTINGENCIES
Operating lease commitments
The Company leases certain premises under operating leases. At June 30, 2003, the future minimum payments under operating leases consist of:
2004 $ 748
2005 - 2008 $ 11
Thereafter $ 1,825
Operating lease payments related to the premises were $2.2 million, $1.9 million and $2.6 million, respectively for the years ended June 2003, 2002 and 2001, respectively.
Capital commitments
The Group had no outstanding capital commitments as at June 30, 2003 which had been approved by the directors (2002: R $1,202; 2001: R 397).
12. RETIREMENT BENEFITS
The Group Provident Fund was a defined contribution fund, registered in terms of the Pension Funds Act (1965), of which membership was optional. The fund was discontinued and currently the Group provides no retirement benefits.
13. RELATED PARTY TRANSACTIONS
Light & Livingstone Financial Services CC, in which Mr. J C Livingstone (a non-executive director) is a member, performs the Company Secretarial function for the Company.

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
Notes to the Financial Statements
For the years ended June 30, 2003, June 30, 2002, and June 30, 2001
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
14. RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING
ACTIVITIES
2003
2002
2001
Net Income $13,117 $8,518
$8,069
Adjustments to reconcile net
income to net cash provided by
operating activities:
Depreciation and
amortizations
3,323
3,128
3,672
Minority interest in net
income
452
167
915
Profit on disposal of
property, plant and
equipment
-22
-67
-33
Profit on disposal of business -300
-267
25
Stock compensation charge
related to options
613
385
1476
Extraordinary item -857
-
-
Change in accounting policy
-318
-
-
Changes in assets and
liabilities:
(Increase) Decrease in
accounts receivable
-4,156
-1,184
5,078
Decrease in inventory
1,003
106
4
Increase (Decrease) in
accounts payable
4,838
-402
-7,202
(Decrease) Increase in
taxes payable
-647
406
2,894
Increase in deferred taxes
598
963
4,107
Total adjustments
4,527
3,235
10,936
Net cash provided by operating
activities
$17,644
$11,753
$19,005

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
Notes to the Financial Statements
For the years ended June 30, 2003, June 30, 2002, and June 30, 2001
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
15. OPERATING SEGMENTS
The Company discloses segment information in accordance with SFAS No. 131, Disclosure About Segments of an Enterprise and Related Information (SFAS 131), which requires companies to determine and review their segments as reflected in the management information systems reports that their managers use in making decisions and to report certain entity-wide disclosures about products and services, major customers, and the material countries in which the entity holds assets and reports revenues. Aplitec management prepare consolidated statutory financial statements for management purposes under S.A. GAAP, and Aplitec's chief operating decision- maker evaluates the segment performance using S.A. GAAP measures.
Revenues and operating profits are measured on a segmental basis in accordance with S.A. GAAP (defined as "operating (loss)/profit of continuing operations before central costs, goodwill amortization, S.A. GAAP operating exceptional items and share option costs"). In the tables below, this measure is referred to as segment operating (loss)/profit.
The Company currently has three reportable segments which each operate mainly within South Africa: Transaction-based activities, Financial services and Technology sales and outsourcing. The Company's reportable segments offer different products and services and requires different resources and marketing strategies.
The Transaction-based activities segment currently consists mainly of a state pension and welfare benefit distribution service to provincial governments in South Africa. Fee income is earned based on the number of beneficiaries included in the government payfile. This segment has individually significant customers that each provide more than 10 per cent of the total revenue of the Company. For the year ended June 30, 2003, there were two such customers, providing 35 per cent and 20 per cent of total revenue (2002: three customers providing 30, 18 and 13 per cent of total revenue; 2001: three customers providing 16, 14 and 12 per cent of total revenue).
The Financial services segment derives revenue from short-term personal lending activities. Interest income is recognized in the income statement as it falls due, using the interest method by reference to the constant interest rate stated in each loan agreement.
The Technology sales and outsourcing segment markets, sells and implements the Universal Electronic Payment System. The segment undertakes smart card system implementation projects, delivering hardware, software and business solutions in the form of customized systems. Revenue for such arrangements is recognized under the completed contract method, no income and profit being recognized until the contract is completed.
Corporate / eliminations include the Company's head office cost centres in addition to the elimination of inter-segment transactions.
The accounting policies of the segments are consistent with those described in the summary of significant accounting policies in Note 1 and any intersegment sales or transfers are eliminated.

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
Notes to the Financial Statements
For the years ended June 30, 2003, June 30, 2002, and June 30, 2001
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
15. OPERATING SEGMENTS (continued)
The Company evaluates segment performance based on net income after tax. The following tables summarize segment information which is prepared in accordance with SA GAAP:
2003
Transaction-
based Activities
Financial
Services
Technology Sales
and Outsourcing
Corporate/
Eliminations
Total
Revenues from external customers .. $57,808
$13,407
$6,378
$ -1,243
$76,350
Interest revenue................................
5,844
551
1,230
445
8,070
Interest expense................................
4,887
429
-
154
5,470
Depreciation and amortization .........
2,816
331
14
807
3,968
Income tax expense..........................
5,080
1,565
648
341
7,634
Net profit after tax............................
11,216
3,624
1,503
-1,958
14,385
Segment assets .................................
57,025
14,961
12,372
2,894
87,252
Expenditures for long-lived assets ...
$6,043
$106
$15
$548
$ 6,712
2002
Transaction-
based Activities
Financial
Services
Technology Sales
and Outsourcing
Corporate/
Eliminations
Total
Revenues from external customers ..$36,609
$10,465
$5,541
$-821
$51,794
Interest revenue................................
2,521
277
490
-27
3,261
Interest expense................................
1,617
403
-
-141
1,879
Depreciation and amortization .........
1,444
251
49
856
2,600
Income tax expense..........................
3,033
325
882
26
4,266
Net profit after tax............................
7,788
746
2,062
-178
10,418
Segment assets .................................
29,920
8,708
10,380
242
49,250
Expenditures for long-lived assets ...
$943
$817
$5
$153
$1,918
2001
Transaction-
based Activities
Financial
Services
Technology Sales
and Outsourcing
Corporate/
Eliminations
Total
Revenues from external customers .. $48,148
$12,471
$12,913
$-289
$73,243
Interest revenue................................
940
257
280
92
1,569
Interest expense................................
41
346
1
-263
125
Depreciation and amortization .........
2,256
150
86
1,180
3,672
Income tax expense..........................
3,403
991
1,127
59
5,580
Net profit after tax............................
7,603
2,320
2,629
-166
12,386
Segment assets .................................
27,557
8,988
9,437
2,723
48,705
Expenditures for long-lived assets ...
$2,134
$186
$20
$545
$2,885

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
Notes to the Financial Statements
For the years ended June 30, 2003, June 30, 2002, and June 30, 2001
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
15. OPERATING SEGMENTS (continued)
The following tables present the Company's revenues, operating (loss)/income before central costs, goodwill amortization, S.A. GAAP operating exceptional items and share option costs and other financial data from the Company's reportable segments presented in accordance with S.A. GAAP and then reconciled to U.S. GAAP financial information consolidated totals:
2003
2002
2001
Net income after tax in accordance with SA GAAP
$14,385
$10,418
$12,386
Intangible amortization adjustment
(a)
-229
-205
-273
Internally developed intangibles adjustment
(b)
180
54
71
Development expenses adjustment
(c)
252
366
435
Revenue adjustment due to inclusion of the business
from the beginning of the year instead of acquisition date
(d)
-1,427
Self insurance adjustment
(e)
873
468
372
Goodwill amortization adjustment
(f)
813
-742
-1,027
Stock compensation charge
(j)
-613
-385
-1,476
Recognition of derivative instruments
(g)
16
Secondary Taxation on Companies adjustment
Taxation adjustments due to difference between SA
and US GAAP
(h)
-1,533
-1,120
-1,404

(i)
-307
-169
-116
Net income after tax in accordance with US GAAP
12,394
8,685
8,984
Segment assets in accordance with SA GAAP
87,252
49,250
48,705
Recognition of goodwill, net of amortization
(f)
5,740
3,473
5,191
Recognition of intangible assets, net of amortization
(b)
3,591
2,579
3,268
Recognition of derivative instruments
(g)
-17
-12
-16
Consolidation of the Self Insurance Captive
(e)
1,394
1,117
1,623
Deferred tax adjustments
(h)
399
89
337
Segment assets in accordance with US GAAP
$98,359
$56,496
$59,575
(a) Aplitec obtained the patent for the Funds Transfer System (FTS) on its acquisition of Net 1
Investment Holdings (Pty) Ltd ("Holdings") on July 12, 2000. 100% of Holdings issued share capital was acquired for approximately $3.2 million, which was satisfied through the issuance of 9,750,000 of Aplitec common shares. For SA GAAP purposes, this was treated as the acquisition of a business as it was a corporate entity and the excess of the purchase price over the identifiable assets acquired was treated as goodwill and amortized over 10 years. For US GAAP purposes, EITF 98-3, Determining Whether a Non-monetary Transaction Involves Receipt of Productive Assets or of a Business, defines a business and the acquisition of Holdings was in substance the acquisition of an asset. As such, the treatment of the premium on acquisition over the net asset value is regarded as being attributable to the patent rights acquired and not treated as goodwill. The patent rights carrying value should be amortized over 10 years, which is the same period that would be used to amortize goodwill.

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED Notes to the Financial Statements
For the years ended June 30, 2003, June 30, 2002, and June 30, 2001 (All amounts stated in thousands of United States Dollars, unless otherwise stated)
15. OPERATING SEGMENTS (continued)
(b) In 2000, Aplitec incurred costs of approximately $0.4 million to develop and promote a trademark. Under SA GAAP, these costs were capitalized as intangible assets. Under US GAAP, only the costs of intangible assets acquired from other enterprises or individuals that provide a future discernible benefit are capitalized, whilst other costs of developing, maintaining, or restoring intangible assets which are no specifically identifiable, have indeterminate lives, or are inherent in a continuing business and related to an enterprise as a whole are deducted from income when incurred. The trademark developed by the Company would not be considered to have a determinate life under US GAAP, and would consequently be expensed as incurred. This adjustment therefore treats the costs of developing the trademark as an expense in 2000 for US GAAP purposes and reverses the intangible asset amortization under SA GAAP from 2000.
(c) Aplitec capitalized $2.5 million in development costs in 1998 and 1999 and has then amortized these over the four years ended June 30, 2003. Subsequent to 1999, development costs have been expensed as incurred. Under SA GAAP, expenditure on development is charged to income in the year in which it is incurred except where a clearly defined project is undertaken and it is reasonably anticipated that development costs will be recovered through future commercial activity. Such development costs are capitalized as an intangible asset and amortized on a straight-line basis over the life of the project from the date when the developed asset is put into use. Under US GAAP, costs incurred to develop computer software to be used externally are expensed as incurred until the developed software has been proven to be technologically feasible, in accordance with SFAS 86, Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed. Under SFAS 86, technological feasibility of a computer software produce is established when all planning, designing, coding, and testing activities that are necessary to establish that the produce can be produced to meet its design specifications including functions, features and technical performance requirements. Costs to develop software for internal use by Aplitec are generally expensed as incurred, except in certain situations, as outlined in Statement of Position 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use, issued by the AICPA. Under SOP 98-1, only certain costs to develop internal-use computer software during the applications development stage or costs to develop or obtain software that allows for access or conversion of old data by new systems are eligible for capitalization. All other costs, including those incurred in the project development and post-implementation stages are expensed as incurred. Aplitec did not meet the relevant criteria for capitalization of software development costs under US GAAP and consequently the amounts capitalized under SA GAAP would not have been capitalized under US GAAP.
(d) For Aplitec's purposes, the date of acquisition of a minority interest in the year ended June 30, 2003 has been treated as being the beginning of the financial year and the results of the acquired business have been included in the consolidated income statement from that date. Likewise, goodwill has been computed as the difference between the purchase price and the fair value of the identifiable assets and liabilities as of the same date. For US GAAP purposes, the results of acquired businesses should be reflected in the income statement only as from the date of acquisition and the fair value of the identifiable assets and liabilities determined as of that date. This adjustment therefore deducts from the income for the period the results of the acquired business from the beginning of the year until the date of acquisition and treats that amount as goodwill to be accounted for in accordance with SFAS 142, the relevant provisions of US GAAP at the time.

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED Notes to the Financial Statements
For the years ended June 30, 2003, June 30, 2002, and June 30, 2001 (All amounts stated in thousands of United States Dollars, unless otherwise stated)
15. OPERATING SEGMENTS (continued)
(e) Aplitec has established a provision in respect of self-insured losses (mainly attributable to cash in transit theft) based on actuarially determined amount of such losses expected to arise in the next 12 months. The amount provided is approximately $1 million in the year ended June 30, 2002 and a further approximate $1 million in the year ended June 30, 2003. In addition, the Company has an insurance captive with a current balance of around $1.3 million. This was acquired as part of the acquisition of Cash Paymaster Services (Pty) Ltd in 1999. This asset was not recognized on acquisition and the amount at acquisition was $2.3 million. For the purposes of US GAAP, self-insurance does not represent the transfer of risk and as such it is not possible to recognize a liability for future losses that will arise from events subsequent to the balance sheet date. In addition the captive insurance company should be consolidated for US GAAP purposes. This adjustment therefore reverses that part of the charge in the income statement in respect of such losses that does not represent the losses of the period and consolidates the assets of the captive insurance company.
(f) Under SA GAAP Goodwill arising on business combinations was written off against shareholder's equity. With effect from July 1, 2000, SA GAAP required that goodwill be capitalized and amortized over its useful life. Under US GAAP, until July 1, 2002, goodwill should be capitalized and amortized over its useful life, which could not exceed 40 years. The adjustment therefore gives effect to the amount of goodwill that would have been required to be recognized in a US GAAP balance sheet and the amount of amortization that would have arisen thereon, which has been calculated on the basis of a useful life of 10 years. Due to the adoption of SFAS 141 and SFAS 142, goodwill is no longer required to be amortized, instead an impairment review is required at least annually. In addition certain goodwill amounts were not recognized at the correct amount due to Aplitec using a fixed price as opposed to a fair market price for shares issued in exchange for assets.
(g) Aplitec has historically entered into foreign exchange forward contracts to hedge its exposure to fluctuations in foreign currency exchange rates on specific transactions. Under SA GAAP, prior to the adoption of AC133, Financial Instruments: Recognition and Measurement on July 1, 2002, gains and losses on forward contracts designated as hedges of identifiable foreign currency firm commitments were recognized in the measurement of the related foreign currency transactions. Under SA GAAP, upon adoption of AC 133, the difference between previous carrying amounts and the fair value of derivatives, which prior to the adoption of AC 133 had been designated as either fair value or cash flow hedges but do not qualify as hedges under AC 133, is recognized as an adjustment of the opening balance of retained earnings at the beginning of the financial year AC 133 is initially applied. Changes in the fair value of derivatives not designed as hedges after July 1, 2002 are recorded in the income statement.
(h) SA GAAP requires that deferred tax be provided for at the undistributed rate of 30%. For the purpose of US GAAP, under FAS 109, Accounting for Income Tax, temporary differences have been tax effected using the tax rate that will apply when income is distributed, i.e. an effective rate of 37.78% including Secondary Tax on Companies. Aplitec has computed the effect this change in tax rate would have on the current deferred taxation assets.
(i) The tax effects of the US GAAP adjustments have been calculated based on the enacted tax rate of 37.78% (2003: 37.78%).

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED Notes to the Financial Statements
For the years ended June 30, 2003, June 30, 2002, and June 30, 2001 (All amounts stated in thousands of United States Dollars, unless otherwise stated)
15. OPERATING SEGMENTS (continued)
(j) Under SA GAAP there is currently no literature that regulates the accounting treatment of employee stock compensation. Accordingly, for SA GAAP purposes, the Company does not account for the stock options at the time of grant. Upon exercise, the issuance of the shares is accounted for at the exercise price of the stock option, with no effect on earnings. Options granted to directors are disclosed in the Company's financial statements. Under US GAAP, companies may elect to follow the accounting prescribed by either Accounting Principles Board Opinion 25, Accounting for Stock Issued to Employees ("APB 25"), or SFAS No 123, Accounting for Stock-Based Compensation. Under US GAAP, compensation is recorded for the cost of providing warrants and options to the employee over the relevant service period. The costs can be determined based on either the intrinsic value method (APB 25) or the fair value method (FAS 123). The Company has elected to apply the intrinsic value method in respect of grants to employees make in May 2000. While these grants of options were made at an exercise price that was equivalent to the market value at date of grant, the employees were permitted to exercise using a loan provided by the Company. These loans are non-recourse and bear interest at a variable rate. Consequently, under EITF 96-16, Accounting for Stock Compensation Arrangements with Employer Loan Features under APB Opinion No 25 and FIN 44, Accounting for Certain Transactions involving Stock Compensation, these awards are accounted for as variable awards under US GAAP with the final measurement of the compensation expense only being determined when the loans are repaid or when the options are exercised without a loan.
16. COMPREHENSIVE INCOME
The Company's comprehensive income consists of net income and foreign currency translation gains and losses which, under GAAP, are excluded from net income. Total comprehensive income for each of the three years ended June 30, 2003 was:
2003
2002
2001
Net income
$ 13,117 $ 8,518 $ 8069
Foreign currency translation
adjustments
18,405 -10,208 -6,758
$
31,522
$ -1,690 $ 1,311
17. FAIR VALUE OF FINANCIAL INSTRUMENTS
Initial recognition and measurement
Financial instruments are recognized when the Group becomes a party to the transaction. Initial measurements are at cost, which includes transaction costs subsequent to initial recognition. These instruments are measured as set out below:
Trade and other receivables
Trade and other receivables originated by the Group are stated at cost less provision for doubtful debts. The fair value of trade and other receivables approximate their carrying value due to their short-term nature.
Trade and other payables
The fair values of trade and other payables approximates their carrying amounts, due to their short-term nature.

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
Notes to the Financial Statements
For the years ended June 30, 2003, June 30, 2002, and June 30, 2001
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
17. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)
Risk management
The company uses derivative financial instruments including currency forward contracts to hedge its exposure to foreign currency fluctuations. It is the policy of the group not to trade in derivative financial instruments. The company is also exposed to credit risk.
Foreign exchange risk
The company has used forward contracts in order to limit its exposure to the ZAR/USD and ZAR/EUR exchange rate fluctuations from foreign currency transactions. As of June 30, 2003, 2002 and 2001, the outstanding foreign exchange contracts are as follows:
2003 2002 2001
Forward purchase contracts
Notional amount - USD 1,150 -
Strike price - ZAR 12.643 -
Maturity - January 8, 2003 -
Interest rate risk
As a result of its normal borrowing activities, the Company's operating results are exposed to fluctuations in interest rates, which the Company manages primarily through its regular financing activities. The Company generally maintains investment in cash equivalents.
Credit risk
Credit risk relates to the risk of loss that the Company would incur as a result of non-performance by counterparties. The Company maintains credit risk policies with regard to its counterparties to minimize overall credit risk. These policies include an evaluation of a potential counterparty's financial condition, credit rating, and other credit criteria and risk mitigation tools as deemed appropriate.
In regards to credit risk on financial instruments, the Company maintains the policy to enter into such transactions only with highly rated financial institutions.

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
Notes to the Financial Statements
For the years ended June 30, 2003, June 30, 2002, and June 30, 2001
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
18. ACQUISITIONS
In 2003, Aplitec acquired the remaining interests in the following 3 entities for a total cost of $1.7 million, which was paid primarily in cash:
• Cash Paymaster Services KwaZulu-Natal (Propriety) Limited, based in KwaZulu-Natal province, a provider of transaction based activities to provincial government
• Cash Paymaster Services Northern (Propriety) Limited, based in the Northern province, a provider of transaction based activities to provincial government
• Cash Paymaster Services Northern Cape (Propriety) Limited, based in the Northern province, a provider of transaction based activities to provincial government
Goodwill recognized in those transactions amounted to $0.5 million and the amount is non- deductible in terms of current South African tax legislation. Negative goodwill of $1.8 million was recognized in those transactions of which $0.7 million was utilized to reduce the fair value of acquired assets and $0.9 million was recognized as an extraordinary gain.

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
CONSOLIDATED BALANCE SHEET
AS AT MARCH 31, 2004
March 31,
2004
(Unaudited)
$ '000
ASSETS
CURRENT
Cash and cash equivalents
93,064
Accounts receivable
(net of allowances of - 2004: $8,568)
22,584
Inventory
902
Deferred Income taxes
4,436
120,986
PROPERTY, PLANT, & EQUIPMENT , net of
accumulated depreciation of $19,659
8,418
GOODWILL, net
9,303
INTANGIBLE ASSETS, net of
6,117
accumulated amortization of $2,556
144,824
LIABILITIES
CURRENT LIABILITIES
Accounts payable
18,695
Income taxes payable
10,695
29,390
DEFERRED INCOME TAXES
11,902
LONG TERM PAYABLE
260
MINORITY INTERESTS
-
41,552
SHAREHOLDERS' EQUITY
COMMON SHARES
Authorized: 500,000,000 with $0.001 par value;
Issued and outstanding shares: 236,977,187
39
ADDITIONAL PAID-IN-CAPITAL
40,538
OTHER COMPREHENSIVE INCOME (LOSS)
13,253
RETAINED EARNINGS (DEFICIT)
49,442
103,272
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY
144,824

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPEATIONS
FOR THE NINE MONTHS ENDED MARCH 31, 2004 AND 2003
Nine Months
Nine Months
Ended March 31,
Ended March 31,
2004
2003
(Unaudited)
(Unaudited)
$ '000
$ '000
REVENUE
91,463
50,601
COST OF SALES
28,206
18,078
GROSS PROFIT
63,257
32,523
OTHER OPERATING (INCOME) EXPENSE
16
(304)
ADMINISTRATION EXPENSES
6,943
4,742
DISTRIBUTION COSTS
1,717
296
OTHER OPERATING EXPENSES
24,596
14,799
OPERATING INCOME
29,985
12,990
INTEREST INCOME, net
2,464
2,009
INCOME BEFORE INCOME TAXES
AND MINORITY INTEREST
32,449
14,999
INCOME TAX EXPENSE
13,896
6,665
MINORITY INTEREST
688
NET INCOME FROM CONTINUING
OPERATIONS BEFORE EXTRAORDINARY ITEM AND
CUMULATIVE EFFECT OF AN ACCOUNTING CHANGE
18,553
7,646
EXTRAORDINARY ITEM
817
CUMULATIVE EFFECT OF AN ACCOUNTING CHANGE
303
NET (LOSS) INCOME FOR THE YEAR
18,553
8,766
Basic earnings per share, in cents
Common stock 7.83 3.75
Special convertible preferred shares 7.83 3.75
Diluted earnings per share, in cents
Common stock - 3.73
Special convertible preferred shares - 3.73

NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF CASH FLOW
FOR THE NINE MONTHS ENDED MARCH 31, 2004 AND 2003
Nine Months
Nine Months
Ended March 31,
Ended March 31,
2004
2003
(Unaudited)
(Unaudited)
$ '000
$ '000
Cash flows from operating activities
Cash received from customers
92,969 51,448
Cash paid to suppliers and employees -49,580 -45,328
Interest received 10,755 4,805
Finance costs paid -8,161 -2,798
Income taxes paid -10,626 5,204
Net cash provided by operating activities
35,357
13,331
Cash flows from investing activities
Capital expenditures
-2,392 -4,939
Proceeds from disposal of property, plant and equipment 33 99
Cash inflow from disposal of business - -
Acquisition of minority interests/subsidiaries/contract rights -1,329 -928
Net cash used in investing activities
-3,688 -5,768
Cash flows from financing activities
Share issue expenses
- -2
Dividends paid -5,088 -2,704
Net cash used in financing activities
-5,088 -2,706
Effect of exchange rate changes on cash 12,170 10,343
Net increase in cash and cash equivalents
38,751 15,200
Cash and cash equivalents - beginning
54,313 32,150
Cash and cash equivalents at end of year
93,064 47,350

Net 1 Applied Technology Holdings Limited
Notes to the Financial Statements
As at and for the Nine Month Period Ended March 31, 2004
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
1.
DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION
Description of business and basis of presentation
Net 1 Applied Technology Holdings Limited (the "Company") is a holding company established and existing under the laws of South Africa. The Company's subsidiaries employ specialized smart card technologies to add efficiency to commercial activities requiring money transfers, payment systems, and other electronic data applications. Through its subsidiaries, the Company is involved in the administration, management and payment of social welfare grants and handles the payment of pensions on behalf of the government in five of the nine provinces of South Africa. The Company also operates micro-lending businesses, operating more than 100 branches throughout South Africa and develops, markets and licenses administrative and payment solutions for the micro-lending industry. In addition, the Company provides financial services to its customers through its proprietary smart card platform and provides technical, operational, business solutions and outsourcing services to companies.
The interim financial statements are un-audited but include all adjustments (consisting of normal recurring transactions) which the Company's management considers necessary for a fair presentation of the financial position as of such dates and the operating results and cash flows for those periods. Certain information and footnote disclosures normally included in financial statements prepared in accordance with United States Generally Accepted Accounting Principles ("US GAAP") have been condensed or omitted. The results of operations for the nine-month period ended March 31, 2004 may not necessarily be indicative of the operating results that may be reported for the entire fiscal year.
The Company believes that the disclosures are adequate to make all information presented not misleading. These interim financial statements should be read in conjunction with the Company's audited consolidated balance sheets as of June 30, 2003 and 2002, and the related audited consolidated statements of operations, cash flows and changes in stockholders' equity for each of the three years in the period ended June 30, 2003.

Net 1 Applied Technology Holdings Limited
Notes to the Financial Statements
As at and for the Nine Month Period Ended March 31, 2004
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
2           SIGNIFICANT
ACCOUNTING
POLICIES
Stock-based compensation
The Company accounts for stock-based compensation under the expense recognition provisions of APB 25 and provides disclosures of pro-forma stock compensation expense in accordance with SFAS 123. Included in net income for the nine months to March 31, 2003, for the Company's share option plan under APB 25 was a charge of $0.3 million. There was no charge for the nine months ended March 31, 2004 as there were no options outstanding. Had compensation expense for share options granted under the stock option plan been determined based on fair value at the grant dates consistent with the method required in accordance with SFAS 123, the Company's net income and earnings per share in accordance with US GAAP for 2003 and 2004 would have been as presented in the pro-forma disclosures below:
Nine months
to March 31,
2004
Nine
months to
March 31,
2003
Net income ................................. $18,553 $8,766
Add back: stock-based compensation expense
included in reported net income, net of related tax effects ......
- 319
Deduct: total stock-based compensation
expense determined under fair value based method for all awards, net of related tax effects
- (117)
Pro-forma net income.................. $18,553       $ 8,968
Earnings per share, basic and diluted ($):
Basic, as reported ........................
0.08
0.04
Basic, pro forma..........................
0.08
0.04
Weighted average assumptions:
Risk-free interest rate .................. - 12.00%
Dividend yield............................. - 3.00%
Stock volatility ............................ - 26.37%
Average expected life (years)...... - 0.15

Net 1 Applied Technology Holdings Limited
Notes to the Financial Statements
As at and for the Nine Month Period Ended March 31, 2004
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
3.
PROPERTY, PLANT AND EQUIPMENT
March 31, 2004
Cost:
Computer equipment
$ 14,226
Furniture and office equipment
3,797
Motor vehicles
10,054
28,077
Accumulated depreciation:
Computer equipment
11,582
Furniture and office equipment
2,071
Motor vehicles
6,006
19,659
Carrying amount:
Computer equipment
2,644
Furniture and office equipment
1,726
Motor vehicles
4,048
$ 8,418
4. GOODWILL AND INTANGIBLE ASSETS
On July 1, 2002 the Company adopted SFAS 142 for US GAAP purposes, which required that goodwill and certain intangible assets with indefinite useful lives, including those recorded in past business combinations, no longer be amortized, but instead be tested for impairment at least annually. The standard also required the completion of a transitional impairment test with any resulting impairment identified treated as a cumulative effect of a change in accounting principle.
Prior to SFAS 142, the Company assessed goodwill for impairment based on the guidance in Accounting Principles Board Opinion No. 17, Intangible Assets and SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of and had to evaluate the periods of amortization continually to determine whether later events and circumstances warranted revised estimates of useful lives; impairment had to be recognized when the carrying amount exceeded the fair market value of the asset.
In connection with the adoption of SFAS 142, the Company completed a transitional impairment test of its goodwill. Fair value was determined based on discounted cash flows using reasonable and appropriate assumptions that are consistent with internal forecasts. As a result, the Company determined that goodwill was not impaired and that no adjustment was required.
Summarized below is the carrying value and accumulated amortization of the intangible asset that will continue to be amortized under SFAS 142, as well as the carrying amount of goodwill, which will no longer be amortized.
March 31, 2004
Gross
carrying
value
Accumulated
amortization
Net
carrying
value
Goodwill ............................... $14,211
$(4,908)
$9,303
Finite-lived intangible assets:
Contract rights.......................... 2,641
(293)
2,348
FTS patent............................... 6,032
(2,263)
3,769
Total finite-lived intangible
assets:
$8,673
$(2,556)
$6,117

Net 1 Applied Technology Holdings Limited
Notes to the Financial Statements
As at and for the Nine Month Period Ended March 31, 2004
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
4. GOODWILL AND INTANGIBLE ASSETS (continued)
The Company obtained its patent for the Funds Transfer System (FTS) on its acquisition of Net 1 Investment Holdings (Proprietary) Limited ("Net 1 Holdings") on July 12, 2000. 100% of Net 1 Holdings' issued share capital was acquired for approximately $3.2 million, which was satisfied through the issuance of 9,750,000 of the Company's common shares. Net 1 Holdings was a holding company that did not generate significant revenues or expenses and did not have significant assets or liabilities other than the FTS patent rights for South Africa and surrounding territories, on which the Company's smart card applications are based.
Aggregate amortization expense on the FTS patent for the nine months ended March 31,2004, was approximately $0.4 million (2003: $0.3 million) . The Company estimates amortization expense to be approximately $0.4 million each year for the next five years. Actual amortization expense to be reported in future periods could differ from these estimates as a result of new intangible asset acquisitions, changes in useful lives and other relevant factors.
In December 2003 the Company entered into an agreement with various black empowerment partners (the "partners) whereby the partners would provide certain services, for example, debt collection and dispute resolution, related to the Cash Paymaster Services Northern contract. The Company total amount to be paid to the partners is approximately $2.3 million, of which $1.3 million was paid during the nine months to March 2004. The amount paid will be amortized over the contract period of 3 years. Amortization for the nine months to March 2004 is approximately $0.3 million.
As required by SFAS 142, the standard has not been retroactively applied to the results for the period prior to adoption. The effect of adopting FAS 142 on July 1, 2002 was as follows:
Nine months to
March 31, 2004
Nine months to
March 31, 2003
Extraordinary gain - negative
goodwill that arose after July 1, 2002
$ - $ 857
Cumulative effect of an
accounting change: write- off of negative goodwill that arose prior to July 1, 2002
- 318
$        -                     $ 1,175
5. INCOME TAXES
The following is a reconciliation of income taxes, calculated at the statutory South African income tax rate, to the income tax provision included in the accompanying statements of income for each of the nine months ended March 30:
March 31, 2004
March 31, 2003
Income tax provision
Current provision
$14,760
$6,444
Deferred (benefit) charge
-864
221
Income tax provision
$13,896
$6,665
Income tax rate reconciliation
Income taxes at statutory South African tax rates
37.78%
37.78%
Permanent items
4.98%
6.65%
Income tax provision
42.76%
44.43%
Current
45.42%
42.96%
Deferred
-2.66%
1.47%

Net 1 Applied Technology Holdings Limited
Notes to the Financial Statements
As at and for the Nine Month Period Ended March 31, 2004
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
5. INCOME TAXES (continued)
The following table shows the significant components included in deferred income taxes:
March 31, 2004
Assets:
Assessed losses
$ 2,895
Prepaid expenses
-1,808
Provisions and accruals
3,309
Other
40
4,436
Liabilities:
FTS patent
1,424
Development costs allowance
-196
Property, plant and equipment
-115
STC Liability
10,789
Capitalised development costs
-196
11,902
Net deferred income tax liabilities
$7,466
6. TRADE AND OTHER RECEIVABLES
March 31, 2004
Trade and other receivables, gross
$ 31,152
Allowance for doubtful accounts, beginning of period
7,992
Additional provisions charged to the income
statement
669
Amounts utilized
(93)
Allowance for doubtful accounts, end of period
8,568
Trade and other receivables, net
$ 22,584
7. TRADE AND OTHER PAYABLES
March 31, 2004
Trade payables
$ 5,128
Accruals
3,412
Value-added tax payable
700
Other payables
417
Provisions
9,038
$ 18,695
8. REVENUE
Nine months to
March 31, 2004
Nine months to
March 31, 2003
Sale of goods
$ 2,344 $ 4,018
Services rendered
89,119 46,583
$    91,463 $ 50,601

Net 1 Applied Technology Holdings Limited
Notes to the Financial Statements
As at and for the Nine Month Period Ended March 31, 2004
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
9. EARNINGS PER SHARE
Basic earnings per common share has been calculated by dividing the net income, before and after the extraordinary item and the cumulative effect of a change in accounting principle, by the weighted average number of common shares outstanding during each period. Diluted earnings per share has been calculated to give effect to the number of additional common shares that would have been outstanding if the potential common shares that were dilutive had been issued in each period.
The following table details the weighted average number of common shares outstanding for the nine months ended March 31:
March 31,
2004
March 31,
2003
`000
`000
Weighted average number of shares - basic....... 236,977         233,464
Weighted average effect of dilutive securities:
Employee stock options................................. 0 1,863
Weighted average number of shares - diluted.... 236,977         235,327
10. COMMITMENTS AND CONTINGENCIES
Operating lease commitments
The Company leases certain premises under operating leases. At March 31, 2004, the future minimum payments under operating leases consist of:
Due within 1 year $ 2,480
Due within 2 years $ 2,276
Due within 3 years $ 1,335
Due within 4 years $ 439
Operating lease payments were approximately $2.1 million and $1.5 million, respectively for the nine months ended March 31, 2004 and 2003, respectively.
Capital commitments
The Group had no outstanding capital commitments as at March 31, 2004 which had been approved by the directors.
11. RELATED PARTY TRANSACTIONS
Light & Livingstone Financial Services CC, in which Mr. J C Livingstone (a non-executive director) is a member, performs the Company Secretarial function for the Company.

Net 1 Applied Technology Holdings Limited
Notes to the Financial Statements
As at and for the Nine Month Period Ended March 31, 2004
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
12. RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING
ACTIVITIES
Nine months
ended March 31,
2004
Nine Months
ended March 31,
2003
Net Income
$18,553
$8,766
Adjustments to reconcile net income to net
cash provided by operating activities:
Depreciation and amortizations
4,110
2,291
Minority interest in net income
-
688
(Profit) Loss on disposal of property,
plant and equipment
-11
41
Stock compensation charge related
to options
-
319
Extraordinary item
-
-817
Change in accounting policy
-
-303
Changes in assets and liabilities:
Decrease in accounts receivable
1,506
847
Decrease in inventory
84
369
Increase (Decrease) in accounts
payable
4,651
-331
Increase in taxes payable
6,087
317
Increase in deferred taxes
1,377
1,144
Total adjustments
16,804
4,565
Net cash provided by operating activities
$35,357
$13,331

Net 1 Applied Technology Holdings Limited
Notes to the Financial Statements
As at and for the Nine Month Period Ended March 31, 2004
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
13. OPERATING SEGMENTS
The Company discloses segment information in accordance with SFAS No. 131, Disclosure About Segments of an Enterprise and Related Information (SFAS 131), which requires companies to determine and review their segments as reflected in the management information systems reports that their managers use in making decisions and to report certain entity-wide disclosures about products and services, major customers, and the material countries in which the entity holds assets and reports revenues. The Company's management prepare consolidated statutory financial statements for management purposes under South African Generally Accepted Accounting Principles ("S.A. GAAP"), and the Company's chief operating decision-maker evaluates the segment performance using S.A. GAAP measures.
Revenues and operating profits are measured on a segmental basis in accordance with S.A. GAAP (defined as "operating (loss)/profit of continuing operations before central costs, goodwill amortization, S.A. GAAP operating exceptional items and share option costs"). In the tables below, this measure is referred to as segment operating (loss)/profit.
The Company currently has three reportable segments which each operate mainly within South Africa: Transaction-based activities, Financial services and Technology sales and outsourcing. The Company's reportable segments offer different products and services require different resources and marketing strategies. Following the transaction described in Note 1 above, the Company is currently considering restructuring the components of its operating segments.
The Transaction-based activities segment currently consists mainly of a state pension and welfare benefit distribution service to provincial governments in South Africa. Fee income is earned based on the number of beneficiaries included in the government pay file. This segment has individually significant customers that each provide more than 10 per cent of the total revenue of the Company. For the nine months ended March 31, 2004, there were three such customers, providing 11, 37 and 22 per cent of total revenue (nine months ended March 31, 2003: two customers providing 34, and 20 per cent of total revenue).
The Financial services segment derives revenue from short-term personal lending activities. Interest income is recognized in the income statement as it falls due, using the interest method by reference to the constant interest rate stated in each loan agreement.
The Technology sales and outsourcing segment markets, sells and implements the Universal Electronic Payment System. The segment undertakes smart card system implementation projects, delivering hardware and software and business solutions in the form of customized systems. Revenue for such arrangements is recognized under the completed contract method, no income and profit being recognized until the contract is completed.
Corporate / eliminations include the Company's head office cost centers in addition to the elimination of inter-segment transactions.
The accounting policies of the segments are consistent with those described in the summary of significant accounting policies in Note 1 and any inter-segment sales or transfers are eliminated.

Net 1 Applied Technology Holdings Limited
Notes to the Financial Statements
As at and for the Nine Month Period Ended March 31, 2004
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
13. OPERATING SEGMENTS (continued)
The Company evaluates segment performance based on net income after tax. The following tables summarize segment information which is prepared in accordance with SA GAAP:
March 31, 2004
Transaction-
based Activities
Financial
Services
Technology Sales
and Outsourcing
Corporate/
Eliminations
Total
Revenues from external customers ..
76,562
12,390
4,931
-2,550
91,333
Interest revenue................................
8,483
375
776
1,143
10,777
Interest expense................................
8,020
76
-
402
8,498
Depreciation and amortization .........
3,102
325
1
630
4,058
Income tax expense..........................
8,787
1,642
14
670
11,113
Net income after tax.........................
16,273
3,951
33
-1,680
18,577
Segment assets .................................
96,009
21,323
13,447
464
131,243
Expenditures for long-lived assets ...
1,516
111
14
755
2,396
March 31, 2003
Transaction-
based Activities
Financial
Services
Technology Sales
and Outsourcing
Corporate/
Eliminations
Total
Revenues from external customers ..$37,665
$9,779
$5,322
$-804
$51,962
Interest revenue................................
3,372
360
771
303
4,806
Interest expense................................
2,365
315
-
116
2,796
Depreciation and amortization .........
1,941
238
12
615
2,806
Income tax expense..........................
3,521
1,084
611
183
5,399
Net income after tax.........................
7,094
2,594
1,426
-1,401
9,713
Expenditures for long-lived assets ... $4,386
$74
$11
$469
$4,940

Net 1 Applied Technology Holdings Limited
Notes to the Financial Statements
As at and for the Nine Month Period Ended March 31, 2004
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
13. OPERATING SEGMENTS (continued)
The following tables present the Company's net income after tax and segment assets from the Company's reportable segments presented in accordance with S.A. GAAP and then reconciled to U.S. GAAP financial information consolidated totals:
Nine months
to March
2004
Nine months
to March
2003
Net income after tax in accordance with SA GAAP
$18,577
$9,714
Intangible amortization adjustment
(a)
-223
-164
Internally developed intangibles adjustment
(b)
172
Development expenses adjustment
(c)
235
Revenue adjustment due to inclusion of the business
from the beginning of the year instead of acquisition date
(d)
-1,360
Self insurance adjustment
(e)
2,515
716
Goodwill amortization adjustment
(f)
430
606
Stock compensation charge
(j)
-319
Secondary Taxation on Companies adjustment
(h)      -1,977
-975
Taxation adjustments due to difference between SA and
US GAAP
(i)        -769
-291
Net income after tax in accordance with US GAAP
18,553
8,334
March 2004
Segment assets in accordance with SA GAAP
131,243
Recognition of goodwill, net of amortization
(f)
7,429
Recognition of intangible assets, net of amortization
(b)
3,770
Recognition of derivative instruments
(g)
-19
Consolidation of the Self Insurance Captive
(e)
1,639
Deferred tax adjustments
(h)
762
Segment assets in accordance with US GAAP
$144,824
(a) The Company obtained the patent for the Funds Transfer System (FTS) on its acquisition of Net 1 Investment Holdings (Pty) Ltd ("Holdings") on July 12, 2000. 100% of Holdings issued share capital was acquired for approximately $3.2 million, which was satisfied through the issuance of 9,750,000 of the Company's common shares. For SA GAAP purposes, this was treated as the acquisition of a business as it was a corporate entity and the excess of the purchase price over the identifiable assets acquired was treated as goodwill and amortized over 10 years. For US GAAP purposes, EITF 98-3, Determining Whether a Non-monetary Transaction Involves Receipt of Productive Assets or of a Business, defines a business and the acquisition of Holdings was in substance the acquisition of an asset. As such, the treatment of the premium on acquisition over the net asset value is regarded as being attributable to the patent rights acquired and not treated as goodwill. The patent rights carrying value should be amortized over 10 years, which is the same period that would be used to amortize goodwill.

Net 1 Applied Technology Holdings Limited
Notes to the Financial Statements
As at and for the Nine Month Period Ended March 31, 2004
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
13. OPERATING SEGMENTS (continued)
(b) In 2000, the Company incurred costs of approximately $0.4 million to develop and promote a trademark. Under SA GAAP, these costs were capitalized as an intangible asset. Under US GAAP, only the costs of intangible assets acquired from other enterprises or individuals that provide a future discernible benefit are capitalized, whilst other costs of developing, maintaining, or restoring intangible assets which are not specifically identifiable, have indeterminate lives, or are inherent in a continuing business and related to an enterprise as a whole are deducted from income when incurred. The trademark developed by the Company would not be considered to have a determinate life under US GAAP, and would consequently be expensed as incurred. This adjustment therefore treats the costs of developing the trademark as an expense in 2000 for US GAAP purposes and reverses the intangible asset amortization under SA GAAP from 2000.
(c) The Company capitalized $2.5 million in development costs in 1998 and 1999 and has then amortized these over four years. Subsequent to 1999, development costs have been expensed as incurred. Under SA GAAP, expenditure on development is charged to income in the year in which it is incurred except where a clearly defined project is undertaken and it is reasonably anticipated that development costs will be recovered through future commercial activity. Such development costs are capitalized as an intangible asset and amortized on a straight-line basis over the life of the project from the date when the developed asset is put into use. Under US GAAP, costs incurred to develop computer software to be used externally are expensed as incurred until the developed software has been proven to be technologically feasible, in accordance with SFAS 86, Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed. Under SFAS 86, technological feasibility of a computer software produce is established when all planning, designing, coding, and testing activities that are necessary to establish that the produce can be produced to meet its design specifications including functions, features and technical performance requirements. Costs to develop software for internal use by the Company are generally expensed as incurred, except in certain situations, as outlined in Statement of Position 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use, issued by the AICPA. Under SOP 98-1, only certain costs to develop internal-use computer software during the applications development stage or costs to develop or obtain software that allows for access or conversion of old data by new systems are eligible for capitalization. All other costs, including those incurred in the project development and post-implementation stages are expensed as incurred. The Company did not meet the relevant criteria for capitalization of software development costs under US GAAP and consequently the amounts capitalized under SA GAAP would not have been capitalized under US GAAP.
(d) For the Company's purposes, the date of acquisition of a minority interest in the nine months ended March 31, 2003 has been treated as being the beginning of the financial year and the results of the acquired business have been included in the consolidated income statement from that date. Likewise, goodwill has been computed as the difference between the purchase price and the fair value of the identifiable assets and liabilities as of the same date. For US GAAP purposes, the results of acquired businesses should be reflected in the income statement only as from the date of acquisition and the fair value of the identifiable assets and liabilities determined as of that date. This adjustment therefore deducts from the income for the period the results of the acquired business from the beginning of the year until the date of acquisition and treats that amount as goodwill to be accounted for in accordance with SFAS 142, the relevant provisions of US GAAP at the time.

Net 1 Applied Technology Holdings Limited
Notes to the Financial Statements
As at and for the Nine Month Period Ended March 31, 2004
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
13. OPERATING SEGMENTS (continued)
(e) The Company has established a provision in respect of self-insured losses (mainly attributable to cash in transit theft) based on actuarially determined amount of such losses expected to arise in the next 12 months. The amount provided is approximately $2.5 million for the nine months to March 31, 2004 and a further approximate $0.7 million for the nine months to March 31, 2003. In addition, the Company has an insurance captive with a current balance of around $1.6 million. This was acquired as part of the acquisition of Cash Paymaster Services (Pty) Ltd in 1999. This asset was not recognized on acquisition and the amount at acquisition was $2.3 million. For the purposes of US GAAP, self-insurance does not represent the transfer of risk and as such it is not possible to recognize a liability for future losses that will arise from events subsequent to the balance sheet date. In addition the captive insurance company should be consolidated for US GAAP purposes. This adjustment therefore reverses that part of the charge in the income statement in respect of such losses that does not represent the losses of the period and consolidates the assets of the captive insurance company.
(f) Under SA GAAP Goodwill arising on business combinations was written off against shareholder's equity. With effect from July 1, 2000, SA GAAP required that goodwill be capitalized and amortized over its useful life. Under US GAAP, until July 1, 2002, goodwill should be capitalized and amortized over its useful life, which could not exceed 40 years. The adjustment therefore gives effect to the amount of goodwill that would have been required to be recognized in a US GAAP balance sheet and the amount of amortization that would have arisen thereon, which has been calculated on the basis of a useful life of 10 years. Due to the adoption of SFAS 141 and SFAS 142, goodwill is no longer required to be amortized, instead an impairment review is required at least annually. In addition certain goodwill amounts were not recognized at the correct amount due to the Company using a fixed price as opposed to a fair market price for shares issued in exchange for assets.
(g) The Company has historically entered into foreign exchange forward contracts to hedge its exposure to fluctuations in foreign currency exchange rates on specific transactions. Under SA GAAP, prior to the adoption of AC133, Financial Instruments: Recognition and Measurement on July 1, 2002, gains and losses on forward contracts designated as hedges of identifiable foreign currency firm commitments were recognized in the measurement of the related foreign currency transactions. Under SA GAAP, upon adoption of AC 133, the difference between previous carrying amounts and the fair value of derivatives, which prior to the adoption of AC 133 had been designated as either fair value or cash flow hedges but do not qualify as hedges under AC 133, is recognized as an adjustment of the opening balance of retained earnings at the beginning of the financial year AC 133 is initially applied. Changes in the fair value of derivatives not designed as hedges after July 1, 2002 are recorded in the income statement.
(h) SA GAAP requires that deferred tax be provided for at the undistributed rate of 30%. For the purpose of US GAAP, under FAS 109, Accounting for Income Tax, temporary differences have been tax effected using the tax rate that will apply when income is distributed, i.e. an effective rate of 37.78% including Secondary Tax on Companies. The Company has computed the effect this change in tax rate would have on the current deferred taxation asset and liabilites.
(i) The tax effects of the US GAAP adjustments have been calculated based on the enacted tax rate of 37.78% (2003: 37.78%).

Net 1 Applied Technology Holdings Limited
Notes to the Financial Statements
As at and for the Nine Month Period Ended March 31, 2004
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
13. OPERATING SEGMENTS (continued)
(j) Under SA GAAP there is currently no literature that regulates the accounting treatment of employee stock compensation. Accordingly, for SA GAAP purposes, the Company does not account for the stock options at the time of grant. Upon exercise, the issuance of the shares is accounted for at the exercise price of the stock option, with no effect on earnings. Options granted to directors are disclosed in the Company's financial statements. Under US GAAP, companies may elect to follow the accounting prescribed by either Accounting Principles Board Opinion 25, Accounting for Stock Issued to Employees ("APB 25"), or SFAS No 123, Accounting for Stock-Based Compensation. Under US GAAP, compensation is recorded for the cost of providing warrants and options to the employee over the relevant service period. The costs can be determined based on either the intrinsic value method (APB 25) or the fair value method (FAS 123). The Company has elected to apply the intrinsic value method in respect of grants to employees make in May 2000. While these grants of options were made at an exercise price that was equivalent to the market value at date of grant, the employees were permitted to exercise using a loan provided by the Company. These loans are non-recourse and bear interest at a variable rate. Consequently, under EITF 96-16, Accounting for Stock Compensation Arrangements with Employer Loan Features under APB Opinion No 25 and FIN 44, Accounting for Certain Transactions involving Stock Compensation, these awards are accounted for as variable awards under US GAAP with the final measurement of the compensation expense only being determined when the loans are repaid or when the options are exercised without a loan.

Net 1 Applied Technology Holdings Limited
Notes to the Financial Statements
As at and for the Nine Month Period Ended March 31, 2004
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
14. OTHER COMPREHENSIVE INCOME
The Company's other comprehensive income consists of foreign currency translation gains and losses which, are excluded from net income. The accumulated balance of other comprehensive income for each of the periods presented was as follows:
March 31, 2004
March 31, 2003
Foreign currency translation
adjustments
$ 13,253 $ (5,427)
15. FAIR VALUE OF FINANCIAL INSTRUMENTS
Initial recognition and measurement
Financial instruments are recognized when the Group becomes a party to the transaction. Initial measurements are at cost, which includes transaction costs subsequent to initial recognition. These instruments are measured as set out below:
Trade and other receivables
Trade and other receivables originated by the Group are stated at cost less provision for doubtful debts. The fair value of trade and other receivables approximate their carrying value due to their short-term nature.
Trade and other payables
The fair values of trade and other payables approximates their carrying amounts, due to their short-term nature.
Risk management
The company uses derivative financial instruments including currency forward contracts to hedge its exposure to foreign currency fluctuations. It is the policy of the group not to trade in derivative financial instruments. The company is also exposed to credit risk.

Net 1 Applied Technology Holdings Limited
Notes to the Financial Statements
As at and for the Nine Month Period Ended March 31, 2004
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
15. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)
Foreign exchange risk
The company has used forward contracts in order to limit its exposure to the ZAR/USD and ZAR/EUR exchange rate fluctuations from foreign currency transactions. As of March 31, 2004 the outstanding foreign exchange contracts are as follows:
March 31, 2004
Forward purchase contracts
Notional amount USD 24
Strike price ZAR 7.0430
Maturity April 1, 2004
Interest rate risk
As a result of its normal borrowing activities, the Company's operating results are exposed to fluctuations in interest rates, which the Company manages primarily through its regular financing activities. The Company generally maintains investment in cash equivalents.
Credit risk
Credit risk relates to the risk of loss that the Company would incur as a result of non-performance by counterparties. The Company maintains credit risk policies with regard to its counterparties to minimize overall credit risk. These policies include an evaluation of a potential counterparty's financial condition, credit rating, and other credit criteria and risk mitigation tools as deemed appropriate.
In regards to credit risk on financial instruments, the Company maintains the policy to enter into such transactions only with highly rated financial institutions.
16. STOCK-BASED COMPENSATION
The movement in stock-based awards outstanding during the nine months ended March 31, 2004 and 2003 is summarized in the following table:
March 31, 2004
March 31, 2003
No. of
shares
under
option
Weighted
 average
exercise
price
No. of
shares
under
option
Weighted
 average
exercise
price
Outstanding at
beginning of period - - 3,550,008 $0.16
Granted - - - -
Exercised - - - -
Lapsed or otherwise
forfeited - - 36,667 -
Outstanding at end of
period - - 3,513,341 $0.16
Exercisable at end of
period - - 3,247,506 $0.16

Net 1 Applied Technology Holdings Limited
Notes to the Financial Statements
As at and for the Nine Month Period Ended March 31, 2004
(All amounts stated in thousands of United States Dollars, unless otherwise stated)
17. SUBSEQUENT EVENTS
During April 2004, the Company purchased 43% of the issued share capital of the Permit Group (Proprietary) Limited ("Permit") for $0.02. A loan of approximately $1.8 million, bearing interest at the current South African prime rate and with no fixed repayment terms, was made to Permit in April 2004 and the proceeds of this loan will be used to purchase a 95% interest in New Era Life Insurance Company Limited ("New Era"), a provider of various insurance products to the South African market.

U
NAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
Overview
The following unaudited pro forma consolidated financial information gives effect to the acquisition by Net 1 U.E.P.S
Technologies, Inc ("the Company" or "Net 1") of Net 1 Applied Technology Holdings Limited ("Aplitec") described in the 8-K filed June 9, 2004 as well as the various related transactions described in the proxy statement and prospectus filed May 14, 2004.
The related transactions referred to are the contribution made by the Brait Consortium to Net 1 for common shares in
Net 1, and the acquisition of selected assets (intellectual property rights and certain existing contracts) of Net 1 Holdings S.a.r.l. ("Net 1 Holdings") for the nominal consideration of $1.00. While Net 1 Holdings did own these rights, including the U.S F.T.S patent, it had granted marketing rights to Net 1, which resulted in the fair value of the assets being acquired not being material. The only revenue that Net 1 Holdings generates is as a result of Net 1's marketing efforts, for which Net 1 receives 100% of the net profit generated from the US FTS patent. Therefore the true value of the US FTS patent lies with Net 1, and the value of the patent in Net 1 Holdings' hands was deemed to be $1.00.
On June 7, 2004 the acquisition of Aplitec by Net 1 was consummated. Subsequent to consummation, on June 28, 2004,
99.2% of Aplitec shareholders exercised the "reinvestment option" (as described in the proxy statement and prospectus filed May 14, 2004) with the result that the Aplitec shareholders now own the majority of the voting stock of Net 1. As Aplitec's shareholders have become the single largest shareholding group of Net 1, the Aplitec acquisition will be accounted for as a reverse acquisition. In a reverse acquisition, Net 1 becomes the acquired business and goodwill arises as the difference between the purchase price or fair value of the Net 1 business and the fair value of its individual assets and liabilities.
The unaudited pro forma consolidated financial information presented shows the effects of the various transactions, based on the actual results of the Aplitec shareholder votes, and has been prepared based on certain assumptions set forth in further detail below.
Basis of presentation
The following unaudited consolidated pro forma financial information (the "pro forma financial information") has been derived by applying pro forma adjustments to Net 1 and Aplitec's historical consolidated financial statements for the period from July 1, 2003 to March 31, 2004. A pro forma income statement for the year ended June 30, 2003 has not been presented as substantially similar information was filed by the Company in the S-4 that was filed May 14, 2004. The pro forma financial information is for informational purposes only and does not purport to present what the results would have been had these transactions actually occurred on the dates presented or to project the results of operations or financial position for any future period.
The pro forma financial information should be read in conjunction with Aplitec's historical, audited financial statements as of and for the years ended June 30, 2003 and June 30, 2002 included as Exhibit 99.1 in this filing.
The functional currency of Aplitec is the South African Rand (ZAR) and its reporting currency is the United States
Dollar. Exchange rates used to convert Aplitec's financial information from ZAR to US Dollar for the period from July 1, 2003 to March 31, 2004, as well as any pro forma adjustments that are denominated in ZAR, were as follows:
ZAR to US$
·
·
Average rate* for the period from July 1, 2003 to March 31, 2004 6.9734
Exchange rate* as at March 31, 2004: 6.3525
*All exchange rates used were obtained from an independent external source (www.oanda.com).
The pro forma financial information gives effect to the following transactions as though they had occurred on March 31,
2004 for the pro forma balance sheet and July 1, 2003 for the pro forma income statement:
the contribution of $52,830,714 to Net 1 by the Brait Consortium in exchange for 105,661,428 shares of Net 1 common stock, at a subscription price of $0.50 per common share;
the distribution of $71,780,000 of cash (including $47,297,000 cash remaining in Aplitec) to Aplitec shareholders, following completion of the transaction.

Provision for transaction costs incurred by Net 1 and Aplitec, including tax liabilities arising as a result of the transaction, estimated at $12,524,000 the reverse acquisition of Net 1 for the aggregate consideration of $60,757,142.
The matters set forth below are relevant to the pro forma financial information presented herein:
·     On consummation of the transaction, the accounting acquirer should determine the fair value of the assets and liabilities acquired and allocate the purchase price accordingly. For the purpose of this pro forma information, a preliminary evaluation has been made of the assets and liabilities acquired and their possible fair values. This has involved making judgments in particular as to the intangible assets that exist in Net 1 and their possible fair value. Consequently, the purchase price allocation assumed herein is only provisional. It is possible that when a final purchase price allocation is determined that additional intangible assets may be identified, such as in- process research and development, or that the relevant fair value estimates will be revised.
·     Pro forma per share data is based on the number of Net 1 common and special convertible preferred stock that would have been outstanding had the combination occurred on the date presented. In order to compute the number of common shares used in the calculation of pro forma basic and diluted earnings per common share, the number of common shares issued to the Brait Consortium in the combination was added to the weighted average number of Net 1 shares outstanding. A reconciliation of shares used to compute historical basic earnings per share to shares used to compute pro forma basic and diluted earnings per common share follows:
Number of
shares
·
·
Common shares used to compute Net 1
historical basic earnings per share 15,852,856
Common shares issued to the Brait Consortium 105,661,428
Common shares issued under 2004 Stock
Incentive Plan 8,720,936
Common shares used to compute pro forma
basic and diluted earnings per share 130,235,220
Special convertible preferred shares issued to
reinvesting shareholders
191,461,427
Special convertible preferred shares issued to
the Brait Consortium
1,505,711
Special convertible preferred shares used to
compute pro forma basic and diluted earnings per share
192,967,138
The number of common shares used to calculate pro forma diluted earnings per share excludes the impact of 8,720,936 employee stock options, because they will be issued at $0.50, which management currently estimates to have been fair value.
·     There are no significant inter-company balances or transactions in the periods presented.
·     Stock awards and stock options granted in connection with the transaction vested immediately at the date of approval of the 2004 Stock Option plan. Although effect has not been given to these expenses in the pro forma income statement, in light of their non-recurring nature, these costs, currently estimated to be approximately $4,4 million, will be included in the post-acquisition income statement.
·     The impact of any new employment agreements to be consummated as a consequence of the transaction is immaterial.
·     The fair value of Aplitec's dormant subsidiaries that are not being acquired by Net 1 is negligible.

·     As part of the transaction Net 1 acquired the income generating assets, being certain legal rights to technology from Net 1 Holdings for the nominal consideration of $1.00. These legal rights have hitherto generated income in Net 1 Holdings and therefore the pro forma income statements reflect the income and expenses of Net 1 Holdings. However, the pro forma balance sheet does not reflect the assets and liabilities of Net 1 Holdings as:
o    the acquisition cost and the fair value of the legal rights acquired are both immaterial (The only revenue that Net 1 Holdings generates is as a result of Net 1's marketing efforts, for which Net 1 receives 100% of the net profit generated from the US FTS patent. Therefore the true value of the US FTS patent lies with Net 1, and the value of the patent in Net 1 Holdings' hands was deemed to be $1.00); and
o    the other assets of Net 1 Holdings, being receivables and cash, are not being acquired.

PRO FORMA CONSOLIDATED INCOME STATEMENT
(unaudited--in thousands of U.S. dollars, except per share data or unless otherwise indicated)
For the nine months ended March 31, 2004
Aplitec (1)
Net 1 (2)
Net 1
Holdings
(3)
Pro forma
adjustments
Notes
Pro forma
combined
Revenue 91,463              19                15 - 91,497
Cost of sales (28,206) -             (600)                (500) 4 (29,306)
Gross profit 63,257 19 (585)                (500) 62,191
Other operating expense)
(16) - - - (16)
Operating expenses - continuing operations
Distribution costs                     (1,717)                 -                   -                      - (1,717)
Administration Expenses
(6,943) (18) - (6,961)
Other operating Expenses
(24,596) (317)              (52) (24,965)
Total operating Expenses
(33,256) (335)               (52) (33,643)
Operating profit/(loss) 29,985           (316)             (637)               (500) 28,532
Interest Income/(expense), net
2,464 - - (938)            5 1,526
Profit before taxation 32,449 (316)             (637)             (1,438)                          30,058
Taxation                                  (13,896) - 12 354 (13,554)
Net profit from continuing operations
18,553 (316)             (649)             (1,084)                           16,504
Earnings per share ($)
Basic and diluted
Common stock 0.05
Special convertible preferred shares
0.05
Number of common shares used to calculate earnings per share
130,235,220
Number of special convertible preferred shares used to calculate earnings per share
192,967,138

PRO FORMA CONSOLIDATED BALANCE SHEET
(unaudited--in thousands of U.S. dollars, except per share data or unless otherwise indicated)
As at March 31, 2004
Historical (US GAAP)
Aplitec (1)
Net 1 (2)
Pro forma
adjustments Notes
Pro forma
combined
Assets
Current assets
Inventory 902
-
-
902
Trade and other receivables
22,584                  -                        -
22,584
Cash and cash equivalents
93,064                 12
(24,483)
7             74,956
(47,297)
6
53,660
8
Deferred tax
4,436
-
-
4,436
Total current assets
120,986                 12
(18,120)
102,878
Non-current assets
Goodwill 9,303
-
3,934
14
14,982
1,745
4
Intangible assets
6,117
1
4,620         4
10,738
Property, plant and equipment
8,418                   -                        -
8,418
Total non-current assets
23,838                   1
10,299
34,138
Total assets
144,824                  13
(7,821)
137,016
Liabilities
Current liabilities
Trade and other payables
18,695                 641
12,524
9,10
24,819
(7,041)
10
Tax 10,695
-
7,041
10
17,736
Total current liabilities
29,390                 641
12,524
42,555
Long-term liabilities
Long term payable
260
260
Deferred taxes
11,902
-
(5,296)        4,10
6,606
Total long-term liabilities
12,162                    -
(5,296)
6,866
Total liabilities
41,552                641                7,228
49,421
Shareholders' equity
Aplitec common stock, $0.001 par value
39
-
(39)       11
-

Net 1 common stock,
  $0.001 par value
-
16
106
8
122
Special Convertible
  Preferred Stock,
  $0.001 par value
-
-
193
12
193
B class preference
  shares, $0.001
  par value
-
-
39
15
39
Additional paid in
  Capital
40,538
1,992
39 11
77,326
(24,483)
7
3,934
14
4,620
4
53,660
8
(106)
8
(193)
12
(39)
15
(2,636)
13
Foreign currency
translation reserve
13,253
13,253
Retained earnings
49,442
(2,636)
2,636
13
(3,338)
(47,297)
6
(5,483)
9,10
Total shareholders'
  Equity
103,272
(628)
(15,049)
87,595
Total shareholders'
  equity and liabilities
144,824
13
(7,821)
137,016

(1)
Based on the unaudited consolidated financial statements of Aplitec for the nine months ended March 31, 2004 on a US GAAP basis.
(2)
Based on the audited US GAAP financial statements of Net 1 included in its annual report on form 10-K for the year ended December 31, 2003, adding subsequent interim periods and deducting comparable preceding year interim results, as reflected in the unaudited financial statements of Net 1 included in its quarterly reports on Form 10-Q and adding the results of the un-audited financial statements of Net 1 included in its quarterly reports on Form 10-Q, as appropriate.
(3)
Based on the unaudited management financial information of Net 1 Holdings for the nine month period ended March 31, 2004 on a US GAAP basis. Net 1 Holdings is incorporated in Luxembourg as a limited liability, 1929 type company. Under Luxembourg law, such companies are patent holding and/ or investment companies only and are not allowed to trade, other than to receive royalty/ licence fees on patents and/ or investment income. As such, the only expenses incurred by such companies are principally those associated with keeping patents and/ or investments current. Aside from these expenses, Net 1 Holdings has no administrative expenses, operating expenses, or interests. The revenue of Net 1 Holdings is comprised entirely of licence fees received and the costs of maintaining the patents are reflected as costs of sales.
(4)
Represents the recognition at estimated fair values, of intangible assets in Net 1 (being the accounting acquiree) which at present have no carrying value in the financial statements of the acquiree. As noted above, this identification and estimation of fair value is provisional and may change and when a final purchase price allocation is made. The estimated tax bases of these identifiable intangible assets are nil, and consequently, the recognition of these assets results in the recognition of additional deferred taxes of $1,745.
Asset
Fair value
Asset life
Annual
amortization
charge
Customer contracts
$ 114
5.0 $ 23
FTS patent and UEPS
marketing rights
4,506              7.0 644
$ 4,620
$ 667
The intangible assets were valued by an independent valuer on the basis of management's projections of the relevant cash flows to be generated by the existing contracts of Net 1 and the FTS patent licence and the UEPS Marketing rights of Net 1 (essentially projected future contracts) taking account of the appropriate level of risk and using an appropriate risk-free discount rate.
(5)
Represents estimated interest forgone by Aplitec in the nine months ended March 31, 2004 on existing Aplitec cash of $47,297 that would have been distributed to shareholders and therefore would not have been held by Aplitec had the transaction been consummated on July 1, 2003. An estimated pre-tax interest rate of 3.55% has been used in respect of the nine months ended March 31, 2004, based on the actual interest earned by and year-end cash balance of Aplitec on a US GAAP basis. The adjustment has been tax-effected at 37.78%.
(6)
The reinvesting shareholders receive ZAR 1.90 (using March 31, 2004 exchange rate: USD 0.27) per share, which is treated as a capital distribution. The shareholders that elected the cash option receive ZAR 5.00 (March 31, 2004: USD 0.72) per share. The total cash distribution is equal to $71,780, of which $47,297 is funded from existing cash of Aplitec. This distribution from existing cash is reflected here.

(7)
Represents the distribution to reinvesting shareholders of the balance of cash described in (6).
(8)
Represents the effect of the Brait Consortium's capital contribution of $52,831 into Net 1 in exchange for the issuance of 105,661,428 shares of Net 1 common stock, at a subscription price of $0.50 per share and the issuance of 1,849,119 shares of Net 1 Applied Technologies South Africa Limited B class preferred stock, at a price of ZAR 2.85 (using March 31, 2004 exchange rate: USD 0.45) .
(9)
Illustrates the effect of liabilities estimated at $12,524, including taxes arising on the cash distribution to Aplitec shareholders. These costs do not include the effect of total estimated costs to be paid to professional advisors of $6,524, approximately $2,500 of which has been satisfied through the issuance of equity. Such costs do not qualify as acquisition costs of Aplitec and will therefore be expensed in the period incurred. Although effect has not been given to these expenses in the pro-forma income statement in light of their non-recurring nature, these costs will be included in the post-acquisition income statement.
(10)
The total amount of liabilities described in (9), is reduced by a historic STC provision carried in deferred taxes by Aplitec of $7,041 which can be offset against taxes arising on the transaction included in (9). The STC provision included in deferred taxes has been reclassified to taxes payable as it will be due within a year.
(11)
Represents the elimination of historic common stock of the legal acquiree.
(12)
Represents the acquisition of Special Convertible Preferred Shares by reinvesting holders of Aplitec common stock at a distribution ratio of 0.814286.
(13)
Represents
the
elimination of retained deficit of Net 1, as the accounting acquiree.
(14)
Goodwill was determined based on a provisional purchase price allocation and is equal to the difference between the purchase price and the fair value of net assets acquired, as set forth below:
Purchase price
Existing shares of Net 1 immediately prior to transaction ('000s) ........
121,514
Fair value per Net 1 share
1
(US cents)..............................................
50
Total value ....................................................................................   $ 60,757
Net assets acquired
Historic net liability value of Net 1 $ (628)
Add: Capital contribution by Brait prior to transaction (14) 52,831
Add: Fair value adjustments to Net 1 intangibles (10) 4,620
56,823
Goodwill pro-forma adjustment $ 3,934
1
Management's preliminary estimate of the fair value of the shares of Net 1 common stock used in determining the purchase price was $0.50, which is based on the price per share paid by the Brait Consortium under the Common Stock Purchase Agreement.
(15)
Represents the issuance of B Class preference shares by New Aplitec (the company formed as part of the transaction for the purpose of effecting the Aplitec acquisition), which are, in substance, considered to be common stock of Net 1.